Supplement to PREMIER Accumulation Life Prospectus
               to Prospectus dated May 1, 2006, as supplemented


		     Supplement dated October 24,2006


Effective November 1, 2006, the following information replaces the information for the Franklin Small Cap Value Securities Fund in the Table of Variable Investment Options.

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	PORTFOLIO NAME	          INVESTMENT OBJECTIVE	       		INVESTMENT ADVISER
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Franklin Templeton Variable Insurance Products Trust
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Franklin Small Cap Value 	Under normal market conditions,    Franklin Advisory Services, LLC
Securities Fund-- Class 2	the Fund invests at least 80%
				of its net assets in investments
				of small capitalization (small
				cap) companies.  Shareholders
				will be given at least 60 days'
				advanced notice of any change
				to this 80% policy. For this
				Fund, small cap companies are
				those companies with market
				capitalization values (share
				price multiplied by the number
				of common stock shares outstanding)
				not exceeding $3.5 billion, at
				the time of purchase.  Under
				normal market conditions the Fund
				invests predominantly in equity
				securities.
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